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                        MEMORIAL SERVICE LIFE INSURANCE COMPANY
                           110 Wild Basin Road, Suite 370
                                Austin, Texas 78746


                              GENERAL AGENT CONTRACT

                       THIS AGREEMENT made by and between

National Prearrange Services Agency, Inc.
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Name

312 Providence Towers East  5001 Spring Valley Rd.
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Street

Dallas                    TX                                      75244
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City                      State                                  Zip

hereinafter called the "General Agent", and Memorial Service Life Insurance Company, hereinafter called the "Company".

In CONSIDERATION OF THE MUTUAL AGREEMENTS herein contained, it is agreed by and between the General Agent and the Company as follows:

1. Your appointment and Relationship with Us: We hereby appoint you a General Agent of the Memorial Service Life Insurance Company. You may solicit directly, or through your authorized agents, applications for Life Insurance and other such policies of Insurance subsequently agreed upon by you and us. You hereby agree to forward all such applications to us for approval or rejection, along with all premiums collected from each applicant.

      It is understood that as a General Agent and along with your employees and agents, you are an independent contractor. Nothing contained in this contract shall be construed to create an employer-employee relationship between you and us. We will establish service for eligibility of applicants for insurance, and you agree that you and your agents will observe our rules in good faith. We may also establish, and you agree to observe, rules for general transactions of business. We will give you written notice of any changes in our rules.

2. Your Commission Compensation: You agree that you are responsible for paying all expenses which you incur in the performance of this contract. As full compensation for your services, we will pay your Commissions as defined herein.

        Sales Commission                     Marketing Allowance                         Activity Bonus
----------------------------------      -----------------------------          ------------------------------------
                           Percent          Issue             Percent            Total Monthly           % of Total
  Policy Type              Of Face           Age              Of Face                Amount               Mo. Amnt.
--------------------       -------      --------------        -------          --------------------      ----------
Single Pay                   8%         60 & Under              10%            $100,000 or More              5%
Limited Pay                  8%         61 - 80                  6%            $99,999 to $50,000            4%
Graded Benefit               7%         81 & Older               2%            $49,999 to $30,000            3%
Annuity                      7%                                                $29,999 to $20,000            2%
                                                                               $19,999 to $10,000            1%

      Provision is made for contingent renewal comissions payable to the General Agent. The percentage, if any, will be determined by us prior to January 1 of each year. It will be payable for up to five (5) years on the anniversary of each in-force policy. The maximum renewal commission will be two (2) percent. The amount will be based on the initial policy face amount.

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3.    Statement of Account: At the end of each month we will furnish you a detailed statement of Account for you and for any of your agents. Upon receipt of such statements, you should immediately examine them, and if you are not satisfied as to its correctness, you should notify us immediately. Failure to do so within the next thirty (30) days shall be deemed an admission by you of the accuracy of such statement.

4. Payment of Commission: Total Commissions including an estimated Activity Bonus (excluding renewal commissions) will be paid in full when policies are issued by the Company. The initial activity bonus rate will be based on activity of the prior month and will be adjusted at month end for actual current month activity.

5. Territory: The territory within which General Agent shall have the right to operate under the terms of this Agreement shall be agreed to by the Company. The Company may directly appoint any other agent in any portion of the territory assigned to General Agent, and General Agent shall have no claim for commissions or other remuneration for or on account of insurance effected by such other agent, unless such other remuneration is assigned to General Agent. The Company may, at any time, at its option and without liability to Genral Agent, withdraw from doing business in the state or district in which the assigned territory lies and may withdraw, change or alter any policy issued by it without notice to General Agent. General Agent shall not solicit applications in any territory in which either General Agent or the Company is not properly authorized and licensed to act.

6. Recruiting and Contracting of Agents: Within the assigned territory, you are authorized to recruit and recommend to us soliciting agents, herein called "agents". Agents will not be allowed to solicit insurance for us unless they are duly licensed in their state of operation, and not until the agent is appointed by us with the State Insurance Department. You are responsible to us for the fidelity and honesty of your agents and all funds collected by or entrusted to them. You hereby agree to hold us harmless from all expenses, costs, causes, or actions and damages resulting from knowingly and intentionally committing unauthorized acts of you, your agents, or employees, You agree to furnish us copies of all contracts between you and your agents appointed by us.

7. Our Direct Appointment of your Agent: We will not directly appoint any of your agents until ninety (90) days after the date of a written termination notice by you or after the date of written notice of resignation by the agent. However, upon termination of your contract, we may directly appoint any of your agents 30 days after the written notice of termination by us or written notice of resignation by you.

8. Limitation of Authority: Your authority shall not exceed that expressly granted herein and no forbearance or neglect on your part or ours shall be a waiver of any of the terms of this contract or imply the existence of authority not expressly granted herein. You are not authorized to make any contract or incur any debt in our name, or to make; modify, or amend any application for insurance; nor to waive any of our rights or privileges under our policies or applications.

9. Indebtedness: Any money you owe us shall be a first lien on any commissions due and shall be payable in Austin, Travis County, Texas. We may at any time offset against commissions accrued or to accrue to you and your agents any debt under this contract. However, in the event of termination, the commissions on accounts with credit balances would be applied to pay off the debit balances.

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10.   Refunds: It is your responsibility to make prompt refund of all money collected on any application on which we decline to issue a policy, and on any application on which a policy is issued by us, but not accepted by the applicant.

11. Discontinuance of Policy Plans: We may discontinue any policy plan. Upon not less than thirty (30) days written notice, we may change the commission provided herein, but any such change shall not affect commissions on policies issued resulting from applications secured by you and received at our home office prior to the date such change becomes effective.

12. Assignments: This contract is not transferable and is assignable only upon our prior written consent, said consent will not be unreasonably withheld and will be acted upon in a timely fashion.

13. Conduct: Should you, at any time, knowingly and intentionally, wrongfully withhold funds belonging to an applicant for insurance, or a policyholder of the Company, or should you knowingly and intentionally, induce any policyholder to lapse, relinquish, or surrender a policy with the Company, or should you knowingly and intentionally fail to comply with the state insurance laws and regulations under which you are licensed, then no commissions shall thereafter be payable under this contract.
      Any such action is defined as a breach of contract.

      Should any of your agents knowingly commit any of the above defined breach of conduct, at your direction, then no commission shall thereafter be payable for those agents.

      Should a number of your agents commit any of the above defined breach of contract, at your direction, or your agency knowingly and intentionally encourage, participate or condone such conduct, then no commissions shall thereafter be payable under this contract.

14. Supplies and Advertising: All printed matter or other supplies furnished to you are our property and shall be returned to us upon termination of this contract. No circulars, advertisements or other matter reflecting the Company name shall be published, printed, distributed, or used in any other way by you or your agents, until such material shall first have been approved in writing by us.

15. Sole Agreement: This contract shall take effect on the date shown on this page upon signature of both parties. It includes all agreements between the parties and supersedes and previous contracts.

16. Termination of Contract: This contract may be terminated by either party by giving a thirty (30) day written notice.

IN WITNESS WHEREOF, THIS CONTRACT HAS BEEN SIGNED BY THE PARTIES HERETO.

DATED AND EFFECTIVE AT AUSTIN, TEXAS THIS  12th  DAY OF  May  , 19 92 .
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                                  Memorial Service Life Insurance Company



/s/ Randall K. Sutton             By:   /s/ James J. Fischer
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 General Agent's Signature        Title:    President
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    75-2141037
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License Number or Corporate I.D. Number


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                                ADDENDUM


This Addendum is provided for the purpose of revising the Commission Compensation found in the General Agent Contract between Memorial Service
Life Insurance Company ("Company") and National Prearranged Services Agency, Inc. ("General Agent"). The effective date of this Addendum shall be January 1, 1997.

The maximum first year commission on all Single Pay Life policies is hereby amended to:

Sales Commission             20.5%

Marketing Allowance           6.0%

The Activity Bonus shall apply and remains unchanged. The percentage will be determined by the Company each year and will not exceed the maximums shown above.

Further, all renewal commissions payable on or after the effective date of this Addendum on all policies issued on or before December 31, 1995 shall be reduced to zero.

In witness whereof, this Addendum has been signed by the parties hereto, dated
at Austin, Texas this      19th      day of   February         , 1998.
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NATIONAL PREARRANGED SERVICES, INC.         MEMORIAL SERVICE LIFE
                                            INSURANCE COMPANY



By:  /s/ Nekol Province                     By:      /s/ Nicholas Powling
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Title:  Vice President                      Title:   President & CEO
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